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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 19, 2002

                         ACCIDENT PREVENTION PLUS, INC.

        (Exact name of small business issuer as specified in its charter)

            NEVADA                                            11-3461611
            ------                                            ----------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation of organization)                            Identification No.)

                            9091 North Military Trail
                                   Suites 8-10
                        Palm Beach Gardens, Florida 33410
                        ---------------------------------
                    (Address of Principal Executive Offices)

                                 (561) 721-2220
                                 --------------
                           (Issuer's telephone number)

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ITEM 4.           CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective as of August 16, 2002, Accident Prevention Plus, Inc. (the "Company") dismissed Grassi & Co., CPA's, P.C. as its independent accountant. Effective as of August 19, 2002, the Company engaged Schuhalter, Coughlin & Suozzo, LLC as its independent accountant. The decision to change accountants was approved by the Board of Directors of the Company.

         The Grassi & Co., CPA's, P.C. report on the Company's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, the report was neither qualified or modified as to audit scope or accounting principles. The report on the financial statements was qualified regarding the Company's ability to continue as a going concern.

         During the year ended December 31, 2001, the subsequent interim period March 31, 2002 and until the Company's dismissal of Grassi & Co., CPA's, P.C., there were no disagreements with Grassi & Co., CPA's, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Grassi & Co., CPA's, P.C., would have caused Grassi & Co., CPA's, P.C. to make reference to the subject matter of the disagreement in connection with its report.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company year ended December 31, 2001 and the subsequent interim period to date hereof.

         During the two most recent fiscal years of the Company ended December 31, 2001 and the subsequent interim period to the date hereof, the Company did not consult with Schuhalter, Coughlin & Suozzo, LLC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The Company requested that Grassi & Co., CPA's, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 19, 2002                   Accident Prevention Plus, Inc.

                                        By  /s/ Alan Schwartz
                                            ---------------------

                                            Alan Schwartz, President